SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported): JULY 17, 2000
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                       INTERNATIONAL FAST FOOD CORPORATION
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             (Exact name of registrant as specified in its charter)


                                     FLORIDA
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                 (State or other jurisdiction of incorporation)


       1-11386                                       65-0302338
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(Commission File Number)                  (IRS Employer Identification No.)


                          1000 LINCOLN ROAD, SUITE 200
                           MIAMI BEACH, FLORIDA 33139
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code      (305) 531-5800
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)



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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          ---------------------------------------------

           (b) The Registrant engaged Moore Stephens Lovelace, P.A. as its new independent accountants as of July 17, 2000. During the two most recent fiscal years and through July 17, 2000, the Registrant has not consulted Moore Stephens Lovelace, P.A. regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Registrant's financial statements, and in no case was a written report provided to the Registrant nor was oral advice provided that the Registrant concluded was an important factor in reaching a decision as to an accounting, auditing or financial reporting issue; or (3) any matter concerning a disagreement, as that term is defined in 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event with the former independent accountant (as defined in Regulation S-K Item 304(a)(1)(v)). Moore Stephens Lovelace, P.A. was the Registrant's independent accounts for the fiscal years ended December 31, 1996 and 1997.

ITEM 7.              FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                     AND EXHIBITS

           (c)       EXHIBITS.

                     None.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                          INTERNATIONAL FAST FOOD CORPORATION



Dated:  July 20, 2000                     By: /S/ MITCHELL RUBINSON
                                              -------------------------
                                                Mitchell Rubinson
                                                Chairman of the Board and
                                                Chief Executive Officer